EXHIBIT B


                  AMENDED AND RESTATED PLEDGE AGREEMENT


            AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of March 10, 1998, between FLEET NATIONAL BANK, a national banking association (the "Bank"), and STANDARD MANAGEMENT CORPORATION, an Indiana corporation (the "Pledgor").


            WHEREAS, the Pledgor is the owner of all of the issued and outstanding capital stock (the "Pledged Shares") of Standard Life Insurance Company of Indiana, an Indiana corporation ("Standard Life"), and of Standard Marketing Corporation, an Indiana corporation ("Standard Marketing," and collectively referred to herein with Standard Life as the "Subsidiaries"); and


            WHEREAS, the Bank and the Pledgor entered into an Amended and Restated Revolving Line of Credit Agreement dated as of November 8, 1996 (the "Existing Credit Agreement") pursuant to which the Bank agreed to make certain loans to the Pledgor in the principal amount of up to $16,000,000; and


            WHEREAS, as of the date hereof, the Bank and the Pledgor are entering into an Amendment No. 1 to Amended and Restated Revolving Line of Credit Agreement and Other Loan Documents (the Existing Credit Agreement, as amended by said Amendment No. 1 and as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "Revolving Line of Credit Agreement"; terms used herein and not otherwise defined having the meaning set forth therein) in order to increase the Commitment of the Bank to make Revolving Credit Loans to the Pledgor under the Existing Credit Agreement in the principal amount of up to $20,000,000; and


            WHEREAS, it is a condition precedent to the making of the Loans by the Bank to the Pledgor under the Revolving Line of Credit Agreement that the Pledgor shall have made the pledge and granted the Bank a perfected security interest in the Pledged Shares as contemplated by this Amended and Restated Pledge Agreement; and


            WHEREAS, each of the parties hereto desires to take such other actions as may be necessary or desirable so that the Bank will have a perfected security interest in the Pledged Shares; and


            WHEREAS, all terms used herein and not otherwise defined shall have the meanings set forth in the Revolving Line of Credit Agreement.


            NOW THEREFORE, in consideration of the premises contained herein and in order to induce the Bank to make the Loans under the Revolving Line of Credit Agreement, the parties hereto hereby agree as follows:


            SECTION I. PLEDGE AND GRANT OF SECURITY. The Pledgor hereby pledges to the Bank and grants to the Bank a security interest in the following (the "Pledged Collateral"):


                        II. the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;


                        III. all additional shares of stock of any issuer from time to time acquired by the Pledgor in substitution for or in addition to the Pledged Shares or otherwise in any manner, and the certificates representing such substituted or additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and


                        IV. all proceeds of any and all of the foregoing Pledged Collateral.


            SECTION V.      SECURITY FOR OBLIGATIONS.


                        (VI.     This Agreement secures the payment of all
obligations of the Pledgor to the Bank under the Revolving Line of Credit Agreement, the Note and the other Loan Documents, now or hereafter existing, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement (all such obligations of the Pledgor being the "Obligations").


                        (VII. The Pledgor immediately shall cause to be duly and properly filed all necessary financing statements in all locations required by applicable law in order to effectuate the perfected security interest contemplated hereby, including immediately filing amendments or other financing statements upon any substitution or addition to the Pledged Collateral.


            SECTION VIII. DELIVERY OR OTHER TRANSFER OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Bank pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form satisfactory to the Bank.


            SECTION IX. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:


                        (X.      The Pledged Shares have been duly authorized
and validly issued and are fully paid and non-assessable.


                        (XI.     The Pledgor is the legal and beneficial owner
of the Pledged Collateral, free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.


                        (XII.    The pledge of, and grant of a security
interest in, the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.


                        (XIII.   All filings and other actions necessary or
desirable to perfect and protect the security interest created by this Agreement have been duly made or taken, as the case may be, including the filings of UCC financing statements on Form UCC-1 in the locations set forth on Schedule A attached hereto, which filings are the only filings necessary to perfect the Bank's security interest in the Pledged Collateral. Except for such financing statements as may have been filed in favor of the Bank relating to the security interest created by this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Pledged Collateral is on file in any recording office.


                        (XIV.    No authorization, approval, or other action
by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of, and grant of a security interest in, the Pledged Collateral by the Pledgor pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Bank of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.


                        (XV.     Each of Standard Life and Standard Marketing
are wholly-owned subsidiaries of the Pledgor. In addition, more than 99% of the outstanding shares of stock of Dixie National are owned by Standard Life.


                        (XVI.    The Pledged Shares constitute one hundred
percent (100%) of the issued and outstanding shares of stock of each of Standard Life and Standard Marketing as indicated on Schedule I attached hereto.


                        (XVII.   The Pledged Shares are not subject to any
shareholder or other agreement relating to the sale, pledge, transfer or disposition of the Pledged Shares.



                  SECTION A. PERFECTION OF SECURITY INTEREST IN PROCEEDS OR ADDITIONAL PLEDGED COLLATERAL. In order to perfect the security interest of the Bank in any proceeds of the Pledged Collateral or any additional shares of stock or indebtedness which may be acquired by or otherwise come into the possession of the Pledgor in substitution for or in addition to any of the Pledged Collateral, the Pledgor shall cause to be delivered to the Bank any cash or other property payable in consideration of the sale of any Pledged Shares and all certificates representing the Pledged Shares or other securities among the Pledged Collateral, along with duly executed instruments of transfer or assignment in blank.


            SECTION XVIII. VOTING RIGHTS; DIVIDENDS, ETC.


                  (XIX.   So long as no Event of Default (as defined in the
Revolving Line of Credit Agreement) shall have occurred and be continuing:


                        XX. The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purposes not inconsistent with the terms of this Agreement or the Revolving Line of Credit Agreement.


                        XXI. The Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all


(A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral;


(B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and


(C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

shall be delivered forthwith to the Bank to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Bank, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Bank as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (XXII. Upon the occurrence and during the continuance of an Event of Default:


                        XXIII.   All rights of the Pledgor to exercise the
voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Bank, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments. The Bank agrees to promptly notify the Pledgor of any such vesting of rights pursuant to this
Section 6(b)(i), provided that the failure to give such notice shall not affect the validity of any such vesting or otherwise impair the rights or remedies of the Bank hereunder or otherwise.


                        XXIV. All dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this
Section 6(b) shall be received in trust for the benefit of the Bank or its nominee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Bank or its nominee, as Pledged Collateral in the same form as so received (with any necessary endorsement).


            SECTION XXV.    TRANSFERS AND OTHER LIENS; ADDITIONAL SECURITIES.


                        (XXVI.   The Pledgor agrees that it will not (i) sell
or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.


                        (27.     The Pledgor agrees that it will cause each of
the Subsidiaries to deliver directly to the Bank or its nominee any stock or other securities which may be issued in addition to, in substitution for or as a dividend or distribution relating to any of the Pledged Collateral, and the Pledgor will promptly take any other action reasonably requested by the Bank to pledge to the Bank immediately upon acquisition thereof by the Pledgor (whether directly or indirectly), such additional shares of stock or other securities or indebtedness to be included in the Pledged Collateral.


                        (28.     The Pledgor agrees that it will cause Standard
Life not to (i) sell, pledge, assign or otherwise dispose of, or grant any option with respect to, any of the capital stock of Dixie National, or
(ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the capital stock of Dixie National.



            SECTION 29. BANK MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Bank may itself perform, or cause performance of, such agreement, and the expenses of the Bank incurred in connection therewith shall be payable by the Pledgor under Section 11.


            SECTION 30. REASONABLE CARE. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Bank accords its own property.


            SECTION 31. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:


                        (32.     The Bank may exercise in respect of the
Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Connecticut at that time (the "Code") (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Bank may deem commercially reasonable. The Bank agrees to attempt to obtain the reasonable value of the Pledged Collateral upon any such sale. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.


                        (33.     Any cash held by the Bank as Pledged
Collateral and all cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Bank, be transferred to the Bank as collateral for, and/or then or at any time thereafter applied in whole or in part by the Bank against all or any part of the Obligations in such order as the Bank shall elect. Any surplus of such cash or cash proceeds held by the Bank and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.


            SECTION 34. FEES AND EXPENSES. The Pledgor will upon demand pay to the Bank the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Bank may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Bank hereunder or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.


            SECTION 35. AMENDMENTS; ETC. No amendment or waiver of any provisions of this Agreement nor consent to any departure herefrom, shall in any event be effective unless, in the case of an amendment, the same shall be in writing and signed by the Pledgor and the Bank and, in the case of a waiver and consent, the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


            SECTION 36. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered,


  If to the Pledgor:

       Standard Management Corporation
       9100 Keystone Crossing
       Indianapolis, Indiana 46240
       Attention:  Stephen M. Coons, Esq.
                Executive Vice President and General Counsel

  If to the Bank:

       Fleet National Bank
       777 Main Street
       Hartford, Connecticut  06115
       Attention:  Mildred Chavarria Jones
                       Vice President

or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company or in the case of personal delivery, upon delivery, in each case, addressed as aforesaid, except that with respect to notice to the Bank hereunder, the same shall be effective only upon receipt.

            SECTION 37. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.


            SECTION 38. CONTINUING SECURITY INTERESTS; TRANSFER OF NOTE. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full of the Obligations, (b) be binding upon the Pledgor, its successors and assigns, (c) be binding upon the Bank, its successors and assigns and (d) inure to the benefit of the Bank and its successors, transferees and assigns. Upon the payment in full of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.


            SECTION 39. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut. Unless otherwise defined herein or in the Revolving Line of Credit Agreement, terms defined in Articles 8 or 9 of the Uniform Commercial Code in the State of Connecticut are used herein as therein defined.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                           FLEET NATIONAL BANK


                           By:  MILDRED CHAVARRIA JONES
                                   Name:  Mildred Chavarria Jones
                                   Title:  Vice President



                           STANDARD MANAGEMENT CORPORATION


                           By: STEPHEN M. COONS
                                   Name: Stephen M. Coons, Esq.
                                   Title:  Executive Vice President and
                                           General Counsel

                               SCHEDULE A


                          Locations for Filing
                 UCC FINANCING STATEMENTS ON FORM UCC-1



               Office of the Secretary of State of Indiana
                 Marion, Indiana County Recorder Office

                               SCHEDULE I

   Attached to and forming a part of that certain Amended and Restated
                                 Pledge
           Agreement dated as of March 10, 1998 by and between
                   STANDARD MANAGEMENT CORPORATION and
                           FLEET NATIONAL BANK


                                                                                  Percentage
                                        Stock                                         of
       STOCK          Class of       Certificate                    Number of     Outstanding
      ISSUER            STOCK          NO(S).        PAR VALUE       SHARES         SHARES
Standard Life          Common             1            None          897,033         100%
Insurance Company
of Indiana
Standard Marketing     Common             1            None           1,000          100%
Corporation